Supplement dated October 2, 2026

to the Prospectus dated May 1, 2015, as supplemented, for:

MassMutual RetireEase SelectSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective October 1, 2026, this supplement amends certain information in the above-referenced prospectus:

Fund Sub-Adviser Change:

Putnam Investment Management, LLC will replace Thompson, Siegel & Walmsley LLC as sub-adviser to the MML Foreign Fund.

If you have questions about this supplement or your product, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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